UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 27, 2007

INSIGHT HEALTH SERVICES CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-146397	33-0702770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26250 Enterprise Court, Suite 100, Lake Forest, CA (Address of principal executive offices)	92630 (Zip Code)

(949) 282-6000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

                On December 27, 2007, InSight Health Services Corp. (the “Company”) issued a press release announcing the commencement of its offer to exchange up to an aggregate of $12,500,000 principal amount of its senior secured floating rate notes due 2011 for a like principal amount of its registered senior secured floating rate notes due 2011.  The terms of the exchange offer are described in the amended registration statement as filed with the Securities and Exchange Commission on December 27, 2007. The press release announcing the exchange offer is filed herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d)                                 Exhibits

99.1                           Press Release of InSight Health Services Corp. dated December 27, 2007.

SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGHT HEALTH SERVICES CORP.

December 28, 2007	By:	/s/ Marilyn U. MacNiven-Young
	Name:	Marilyn U. MacNiven-Young
	Title:	Executive Vice President, General Counsel
and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press Release of InSight Health Services Corp. dated December 27, 2007